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Exhibit 99.4

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS THEREFROM. THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UPON RECEIPT BY THE ISSUER OF AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER AND ITS LEGAL COUNSEL THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND THE REGISTRATION AND/OR QUALIFICATION PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

WARRANT

Company:	I-Bus Corporation a California corporation
Class of Stock:	Common Stock
Issued as of:	September 29, 2002
Expiration Date:
The earlier of (a) the date that the Company completes a Qualified IPO, and (b) the date on which a Sale of the Company is completed, provided that, in each case, the Warrantholder has received notice in accordance with this Warrant.

        FOR VALUE RECEIVED, the adequacy and receipt of which is hereby acknowledged, I-Bus Corporation, a California corporation, hereby certifies that I-BUS/PHOENIX, INC., a California corporation, and its successors and assigns, are entitled to purchase from the Company at any time and from time to time on and after the date hereof until 5:00 p.m. Pacific time on the Expiration Date, or if such date is not a business day on the next occurring business day, such number of shares of fully paid and nonassessable shares of Common Stock of the Company determined by the Warrantholder, not to exceed the Exercise Amount, at a per share price equal to the Exercise Price; on the terms and conditions hereinafter set forth.

        1.    Certain Definitions.    As used in this Warrant, the following terms have the following definitions:

          "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (d) any other interest or participation (other than indebtedness) that confers on a Person the right to receive a share of the profits and losses of, or distributions of the assets of, the issuing Person.

          "Common Stock" means the Company's Common Stock and includes any common stock of the Company of any class or classes resulting from any reclassification or reclassifications thereof which is not limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

          "Company" means [Newco], a California corporation.

          "Exchange Act" means the Securities Exchange Act of 1934.

          "Exercise Amount" means nineteen and nine-tenths percent (19.9%) of the outstanding Capital Stock of the Company (assuming exercise of all outstanding options, warrants and other rights to acquire Capital Stock of the Company and conversion of all outstanding convertible securities into Capital Stock of the Company at the then existing conversion ratios, including, without limitation, the effects of the exercise of this Warrant) on the date that this Warrant is first exercised.

          "Exercise Period" means the period commencing on June 30, 2004 and ending at 5:00 p.m. Pacific time on the Expiration Date.

          "Exercise Price" means the Fair Market Value of the Company's Common Stock per share on the date or dates of exercise of this Warrant.

          "Expiration Date" means the earlier of (a) the date that the Company completes a Qualified IPO, and (b) the date on which a Sale of the Company is completed, provided that, in each case, the Warrantholder has received notice in accordance with this Warrant.

          "Fair Market Value" as of a relevant date means either (a) if the Company's Common Stock is not publicly traded on the relevant date, the then current fair market value as of the relevant date as determined by a third party independent appraiser or investment bank selected by the Warrantholder and reasonably acceptable to the Company (all costs of such appraisal shall be paid by the Company), or (b) if the Company's Common Stock is publicly traded on the relevant date, the fair market value shall be equal to (1) the average of the last bid prices of the Common Stock quoted on the NASDAQ National Market System, if applicable, or the average of the last bid prices of the Common Stock quoted in the NASDAQ OTC Bulletin Board or the over-the-counter-market, or (2) if the Common Stock is then traded on a national securities exchange, the average of the closing prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days preceding the relevant date.

          "Person" means any individual, partnership, limited liability company, association, corporation, trust, unincorporated organization or government or agency or political subdivision thereof.

          "Qualified IPO" means an underwritten public offering of the Company's Common Stock under the Securities Act of 1933, as amended, that results in (i) gross proceeds to the Company in such offering exceeding $20 million, and (ii) the Company's Common Stock trading on a national securities exchange or the NASDAQ National Market System.

          "Sale" means any sale or transfer of all or substantially all of the assets of the Company, or any merger or consolidation of the Company with or into another entity (other than a Subsidiary of the Company), provided, however, that the term "Sale" shall not include a merger effected for the purpose of changing the domicile of the Company.

          "Subsidiary" or "Subsidiaries" means, with respect to any Person:

          (a)  any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or combination thereof), and

          (b)  any partnership (1) the sole general partner or the managing partner of which is such Person or Subsidiary of such Person or (2) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

          "Warrant(s)" means this Warrant and any warrants issued in exchange or replacement of this Warrant or upon transfer hereof.

          "Warrantholder(s)" means I-BUS Phoenix, Inc., a California corporation, and its successors and assigns.

          "Warrant Shares" means shares of Common Stock issuable to Warrantholder upon any exercise of this Warrant.

        2.    Exercise of Warrant.    This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period by written notice to the Company and upon payment to the Company of the Exercise Price for the shares of Common Stock in respect of which the Warrant is exercised. In the event Warrantholder exercises this Warrant for a number of Warrant Shares which is less than the Exercise Amount, then at any time and from time to time prior to the Expiration Date, the Warrantholder may exercise this Warrant for additional Warrant Shares not to exceed the Exercise Amount in the aggregate.

        3.    Form of Payment of Exercise Price.    At the option of the Warrantholder, the Exercise Price may be paid in any one or a combination of the following forms: (a) by wire transfer to the Company, and/or (b) by the cancellation of any indebtedness owed by the Company and/or any subsidiaries of the Company to the Warrantholder.

        4.    Certificates for Warrant Shares; New Warrant.    The Company agrees that the Warrant Shares shall be deemed to have been issued to the Warrantholder as the record owner of such Warrant Shares as of the close of business on the date on which payment for such Warrant Shares has been made (or deemed to be made by conversion or net issue exercise) in accordance with the terms of this Warrant. Certificates for the Warrant Shares shall be delivered to the Warrantholder within a reasonable time, not exceeding fifteen (15) days, after this Warrant has been exercised or converted. A new Warrant representing the number of shares, if any, with respect to which this Warrant remains exercisable also shall be issued to the Warrantholder within such time so long as this Warrant has been surrendered to the Company.

        5.    Nature of Securities Issuable Upon Exercise of Warrant.

          (a)    Reorganization, Reclassification, Consolidation, Merger or Sale.    If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another entity, or the sale of all or substantially all of its assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant upon exercise of this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such cash, shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and in any such case appropriate provision shall be made with respect to the rights and interest of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any consolidation, merger or sale of all or substantially all of the assets of the Company unless prior to or simultaneous with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger or purchase of such assets shall assume, by written instrument executed and mailed or delivered to the Warrantholder, the obligation to deliver to Warrantholder such cash (or cash equivalent), shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to receive and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

          (b)    Dissolution, Liquidation and Wind-Up.    In case the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the shares of Common Stock of the Company which Warrantholder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Warrantholder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company, had such Warrantholder been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholder may, at Warrantholder's option, exercise the same without making payment of the Exercise Price, and in such case the Company shall, upon the distribution to Warrantholder, consider that said Exercise Price has been paid in full to it and in making settlement to Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to such Exercise Price.

        6.    Special Agreements of the Company.

          (a)    Reservation of Shares.    The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive rights and all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company hereby covenants and agrees to take all such action as may be necessary to ensure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price.

          (b)    Avoidance of Certain Actions.    The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

          (c)    Listing on Securities Exchanges; Registration.    If, and so long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act), the Company will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all Warrant Shares and maintain the listing of Warrant Shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange by the Company.

        7.    Fractional Shares.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock.

        8.    Notices of Stock Dividends, Subscriptions, Reclassifications, Consolidations, Mergers, Sales, Qualified IPO, etc.    If at any time: (i) the Company shall declare a cash dividend (or an increase in the then existing dividend rate), or declare a dividend on Common Stock payable otherwise than in cash out of its net earnings after taxes for the prior fiscal year; or (ii) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (iii) there shall be any Sale or any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or firm; or (iv) a plan relating to the liquidation or dissolution of the Company is adopted, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company shall complete a Qualified IPO, then the Company shall give to the Warrantholder at the address of Warrantholder as shown on the books of the Company, at least forty five (45) days prior to such event or the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation, winding up or Qualified IPO is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent), securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation, winding up or Qualified IPO.

        9.    Registered Holder; Transfer of Warrants or Warrant Shares.

          (a)    Maintenance of Registration Books; Ownership of this Warrant.    The Company shall keep at its principal office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

          (b)    Exchange and Replacement.    This Warrant is exchangeable upon surrender hereof by the registered holder to the Company at its principal office for a new Warrant of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, such new Warrant to represent the right to purchase such number of shares as shall be designated by said registered holder at the time of surrender. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee(s), upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant, without requiring the posting of any bond or the giving of any other security. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. Warrantholder shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of new Warrants pursuant to this Section 9.

        10.    Miscellaneous Provisions.

          (a)    Governing Law and Arbitration.    This Warrant shall be deemed to have been made in the State of California and the validity of this Warrant, the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law. Any dispute, controversy or claim arising out of this Warrant or the performance, breach or termination thereof shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted by a neutral arbitrator selected by mutual agreement of the Company and the Warrantholder within fifteen (15) days after any party delivers a written demand for arbitration to the others. If the Company and the Warrantholder fail to agree within fifteen (15) days on the selection of the arbitrator, an arbitrator shall be promptly appointed by the American Arbitration Association. Judgment upon the award rendered may be entered in any court having jurisdiction. The arbitrator shall be entitled to award any appropriate remedy including, but not limited to, monetary damages, specific performance, and all other forms of legal and equitable relief; provided, however, that the arbitrator shall not be entitled to award punitive damages and shall not reform, modify or materially change this Warrant. As part of the award, the arbitrator shall award to the prevailing party all costs of arbitration including, but not limited to, reasonable attorneys' fees. All information resulting from or otherwise pertaining to any dispute shall be nonpublic and handled by the parties and their respective representatives in such a way as to prevent the public disclosure of such information.

          (b)    Notices.    All notices hereunder shall be in writing and shall be deemed to have been given three (3) days after being mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To the Company:	I-Bus Corporation Unit 6, Chichester Business Park City Fields Way Tangmere, West Sussex UK P020 2LB
	Attention:	John Weller
	Facsimile:	44(0) 1243 756301
With a copy (which shall not constitute	PO Box 116 Rancho Santa Fe, CA 92067
notice) to:	Attention:	Johni Chan
	Phone:	858-759-5638
	Facsimile:	858-759-5638
To the Warrantholder or holder of Warrant Shares:	I-Bus/Phoenix, Inc. c/o Maxwell Technologies, Inc. 9244 Balboa Avenue San Diego, California 92123
	Attention:	Chief Financial Officer
	Fax:	858-277-6754

provided, however, that any notice of change of address shall be effective only upon receipt.

          (c)    Successors and Assigns.    This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholder and the holders of Warrant Shares and the successors, assigns and transferees of the Company, the Warrantholder and the holders of Warrant Shares.

          (d)    Entire Agreement; Amendments and Waivers.    This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, the Company may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Warrantholder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

          (e)    Severability.    Every provision of this Warrant is intended to be severable from every other provision of this Warrant. If any provision of this Warrant is held to be void or unenforceable, in whole or in part, such provision shall be deemed to be reformed to the minimum extent necessary so that such provision as reformed may and shall be legally enforceable. If any provision of this Warrant is held to be void or unenforceable, in whole or in part, and cannot be reformed and made enforceable as provided in the immediately preceding sentence, the remaining provisions will remain in full force and effect.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and issued effective as of the date first set forth above.

I-Bus Corporation, a California corporation
By:	/s/ JOHNI CHAN
	Name:	Johni Chan
Title:

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  Exhibit 99.4